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                               NATIONS FUNDS TRUST

                          Supplement dated May 24, 2002
              to Prospectuses dated August 1, 2001, as supplemented

          The prospectuses for all share classes of Nations International Value Fund are hereby supplemented by inserting the following information at the end of the first paragraph under the heading "An overview of the Fund(s)":

     Nations International Value Fund (the "Fund") will no longer accept new investments from current or prospective investors (subject to limited exceptions) after June 28, 2002 or after the end of the Fund's business day on which a threshold of new net investment money has been accepted, whichever occurs first (the "Closing Date"). Following the Closing Date, shares of the Fund may only be purchased through reinvestment of distributions, by certain qualified retirement plans on behalf of plan participants and by investors who purchase shares through accounts established with certain investment advisers or financial planners, including Nations Funds wrap fee accounts. Any investors that currently purchase shares of the Fund through the Systematic Investment Plan or the Automatic Exchange Feature will no longer be able to purchase shares of the Fund after September 30, 2002 and should choose a different Nations Fund to purchase or exchange into. Because the Closing Date may be any business day up to and including June 28, 2002, current or potential investors should check with their Selling Agent or call Nations Funds at 1.800.321.7854 before attempting to purchase shares. In the event that an order to purchase shares is received from a current or potential investor who is not eligible to purchase shares, the order will be refused and any money that the Fund has received will be returned to the investor or their Selling Agent, as appropriate.